UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information appearing in Item 2.01 of this Current Report is incorporated by reference herein and made a part of this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

The South Bay II Communities

Acquisition of South Bay II Communities—Phase IV

As previously reported on Current Reports on Form 8-Ks filed with the Securities and Exchange Commission on October 11, 2013 and November 15, 2013, CHP Partners, LP, the operating partnership of CNL Healthcare Properties, Inc. (the “Company”), entered into an asset purchase and sale agreement, as amended (the “Purchase Agreement”) with Midland Care Group, LP, Cedar Park AL Group, LP, Bryan AL Investors, LP, Bryan Senior Investors, LP, Mansfield AL Group, LP, Waterview at Mansfield Investors, L.P., Plainfield Care Group, LLC, and San Angelo Care Group, LP (collectively, the “South Bay II Sellers”) to acquire a portfolio of seven senior housing communities with an aggregate total of 801 units and 72 in service beds (collectively, the “South Bay II Communities”) for an aggregate purchase price of approximately $187.2 million, subject to adjustment based on property net operating income thresholds. As previously reported on Current Reports on Form 8-Ks filed with the Commission on March 6, 2014, April 3, 2014, and April 22, 2014, the Company closed on the acquisition of the first six South Bay II Communities (the “South Bay II Communities – Phase I”, the “South Bay II Communities – Phase II” and the “South Bay II Communities – Phase III”) on February 28, 2014, March 28, 2014 and April 21, 2014, respectively.

On May 5, 2014, the Company acquired from Mansfield AL Group, LP a portion of the property which makes up the fourth tranche of the South Bay II Communities (the “South Bay II Communities – Phase IV”) for a purchase price of approximately $25.0 million. The South Bay II Communities – Phase IV features an aggregate of 94 residential units comprised of 68 assisted living units and 26 memory care units.

The following table sets forth the name and location, purchase price and other relevant information about this portion of the portion of the South Bay II Communities – Phase IV property:

Name & Location of Community	Senior Housing Units (1)	Senior Housing Occupancy % as of 03/31/14 (1)	Year Built	Senior Housing Average Monthly RevPOU (2)	Approx. Purchase Price (in millions)

Watercrest at Mansfield, Mansfield, Texas	94	88.2	2011	$5,578	$25.0

(1)	Occupancy for senior housing facilities is calculated based on unit count.
(2)	Average monthly revenue per occupied unit (“RevPOU”) for March 31, 2014.

A subsidiary of the Company received a partial assignment of the Purchase Agreement from CHP Partners, LP with respect to the this portion of the South Bay II Communities – Phase IV property (the “South Bay II Communities – Phase IV Owner”). At the closing of the acquisition, the South Bay II Communities – Phase IV Owner simultaneously leased this portion of the property to a separate taxable REIT subsidiary of the Company (the “South Bay II Communities – Phase IV Tenant”) pursuant to a lease agreement.

The South Bay II Communities – Phase IV Tenant for the Watercrest at Mansfield has engaged the independent third party manager, Integrated Senior Living, LLC (“Integrated Senior Living”), pursuant to a long-term management services agreement which may be terminated without penalty under certain circumstances. Integrated Senior Living will receive a customary management fee based on the gross collected revenues received each month with respect to Watercrest at Mansfield. Integrated Senior Living is a privately owned and operated seniors housing management company founded in 2011 by principals of South Bay Partners, Ltd. and Integrated Real Estate Group. Integrated Senior Living is based in Southlake, Texas and currently manages seven properties in Texas, including the Watercrest at Mansfield property.

The Company financed approximately $15.0 million of the purchase price of this portion of South Bay II Communities – Phase IV through its revolving credit facility originally entered into on August 19, 2013 with KeyBank National Association which has an aggregate maximum committed principal amount of approximately $275 million.

An investment services fee of approximately $0.5 million in connection with the acquisition of the South Bay II Communities – Phase IV, which is equal to 1.85% of the purchase price of the properties is payable to our advisor, CNL Healthcare Corp.

The second portion of the South Bay II Communities – Phase IV property is expected to close in June 2014 for an additional purchase price of $45.0 million.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Management Services Agreement dated as of May 5, 2014, by and between CHP Isle at Watercrest—Mansfield TX Tenant Corp. and Integrated Senior Living, LLC.

10.2	Guaranty Agreement dated as of May 5, 2014, made by CHP Isle at Watercrest-Mansfield TX Owner, LLC in favor of the lenders referenced in the Credit Agreement as beneficiary.

10.3	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of May 5, 2014, made by CHP Isle at Watercrest-Mansfield TX Owner, LLC as grantor in favor of Deborah Newman as trustee, for the benefit of KeyBank National Association as beneficiary.

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; the availability of proceeds from the Company’s offering of its shares; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; risks related to development projects or acquired property value-add conversions, if applicable, including construction delays, cost overruns, the Company’s inability to obtain necessary permits, and/or public opposition to these activities; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to qualify for and maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2014	CNL HEALTHCARE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer